UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

CERBERUS TELECOM ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39647	98-1556740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Third Avenue New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 891-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CTAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CTAC	The New York Stock Exchange
Warrants, included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CTAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 29, 2021, Cerberus Telecom Acquisition Corp. (the “Company” or “CTAC”) held a special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination with Maple Holdings Inc., a Delaware corporation (“KORE”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 12, 2021, as amended on July 27, 2021 and September 21, 2021 (the “Merger Agreement”), by and among CTAC, King Pubco, Inc. (“Pubco”), Corp Merger Sub, Inc. (“Corp Merger Sub”), LLC Merger Sub, LLC (“LLC Merger Sub”), and KORE.

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on August 13, 2021 (the “Proxy Statement”). At the Special Meeting, there were 24,660,348 shares voted by proxy or in person.

Proposals 1, 2, 3, 4 and 5 below were approved and, although sufficient votes were received to approve Proposal 6, an adjournment of the Special Meeting was not necessary due to the approval of Proposals 1, 2, 3, 4 and 5. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below:

Proposal No. 1 — To consider and vote upon a proposal to approve the business combination described in the Proxy Statement, including (a) adopting the Merger Agreement and (b) approving the Transactions and the related agreements described in the Proxy Statement—we refer to this proposal as the “business combination proposal”.

Votes For	Votes Against	Abstentions
23,119,313	1,541,035	0

Proposal No. 2 — To consider and vote upon, as a special resolution, a proposal to approve the plan of merger in substantially the form of Annex I to the Proxy Statement and to authorize the merger of CTAC with and into LLC Merger Sub, with LLC Merger Sub surviving the merger as a wholly owned subsidiary of Pubco —we refer to this proposal as the “Cayman merger proposal”.

Votes For	Votes Against	Abstentions
23,119,312	1,541,036	0

Proposal No. 3(A)-(D) — To consider and vote, on a non-binding basis, on proposals with respect to material differences between KORE’s amended and restated certificate of incorporation and amended and restated bylaws and Pubco’s amended and restated certificate of incorporation and amended and restated bylaws that will be the certificate of incorporation and bylaws of Pubco following the Transactions—we refer to these proposals, collectively, as the “advisory organizational documents proposals.” Copies of the forms of Pubco’s amended and restated certificate of incorporation and amended and restated bylaws are attached to the Proxy Statement as Annex B and Annex C, respectively. The advisory organizational documents proposals are being presented separately in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as 4 sub-proposals:

Proposal No. 3(A) — To provide that Pubco’s board of directors will be a classified board of directors with staggered, three-year terms (“Advisory Organizational Document Proposal A”).

Votes For	Votes Against	Abstentions
21,265,470	3,394,878	0

Proposal No. 3(B) — To eliminate the ability for any action required or permitted to be taken by Pubco common stockholders to be effected by written consent (“Advisory Organizational Document Proposal B”).

Votes For	Votes Against	Abstentions
21,298,582	3,356,566	5,200

Proposal No. 3(C) — To increase the required stockholder vote threshold to amend the bylaws of Pubco (“Advisory Organizational Document Proposal C”).

Votes For	Votes Against	Abstentions
22,761,348	1,898,850	150

Proposal No. 3(D) — To provide that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims (“Advisory Organizational Documents Proposal D”).

Votes For	Votes Against	Abstentions
21,766,018	2,893,980	350

Proposal No. 4 — To consider and vote on a proposal to approve the Pubco 2021 Incentive Award Plan (the “Incentive Plan”)—we refer to this proposal as the “incentive plan proposal.” A copy of the Incentive Plan is attached to the Proxy Statement as Annex G.

Votes For	Votes Against	Abstentions
23,104,547	1,555,391	410

Proposal No. 5 — To consider and vote upon a proposal in accordance with the applicable provisions of Section 312.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual, to issue more than 20% of the issued and outstanding shares of Pubco Common Stock in connection with the business combination, including, without limitation, the PIPE Investment (as described below)—we refer to this proposal as the “NYSE proposal”.

Votes For	Votes Against	Abstentions
23,118,903	1,541,245	200

Proposal No. 6 — To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the business combination proposal or the Cayman merger proposal, the advisory organizational documents proposals, the incentive plan proposal or the NYSE proposal—we refer to this proposal as the “adjournment proposal.”

Votes For	Votes Against	Abstentions
22,683,303	1,976,795	250

A total of 22,240,970 shares of common stock were presented for redemption in connection with the Special Meeting.

In light of receipt of the requisite approvals by the Company’s stockholders described above, the parties expect to complete the Business Combination, as described in greater detail in the Proxy Statement, on September 30, 2021.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between CTAC and KORE, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the anticipated terms of the transaction and the satisfaction of closing conditions to the transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are projections and other statements about future events that are based on current expectations and assumptions and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and KORE. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CTAC’s securities, (ii) the risk that the transaction may not be completed by CTAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CTAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, the satisfaction of the minimum trust account amount following redemptions by CTAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on KORE business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of KORE, (viii) the outcome of any legal proceedings that may be instituted against KORE or against CTAC related to the merger agreement or the proposed transaction, (ix) changes in laws and regulations affecting KORE’s business and changes in the combined capital structure, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, and (xi) risks relating to the uncertainty of the projected financial and operational information with respect to KORE. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement and other documents filed by CTAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CTAC nor KORE presently know or that CTAC and KORE currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. CTAC and KORE anticipate that subsequent events and developments will cause CTAC’s and KORE’s assessments to change. Readers are cautioned not to put undue reliance on forward-looking statements, and CTAC and KORE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither CTAC nor KORE gives any assurance that either CTAC or KORE will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERBERUS TELECOM ACQUISITION CORP.
Dated: September 29, 2021

	By:	/s/ Michael Palmer
	Name:	Michael Palmer
	Title:	Authorized Signatory